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                                 Exhibit 10.2



                              SECURITY AGREEMENT


                  THIS SECURITY AGREEMENT (this "Agreement"), dated as of October __, 1997, is entered into among AMERICAN FILM TECHNOLOGIES, INC., a Delaware corporation, with offices at 300 Park Avenue, 17th Floor, New York, New York 10022 (the "Debtor"), on the one hand, and the secured parties set forth on the signature page hereof (collectively the"Secured Party" or "Secured Parties"), on the other hand.

                  The parties agree as follows:

                  1.       DEFINITIONS

                           In addition to the definitions set forth above, the
following terms as used in this Agreement shall have the following definitions:

                           1.1 The term "the Code" means and refers to the
California Uniform Commercial Code, and any and all terms used in this Agreement which are defined in the Code shall be construed and defined in accordance with the meaning and definition ascribed to such terms under the Code.

                           1.2 The term "Collateral" means and includes all of
the assets of the Company whether tangible or intangible, currently owned or hereinafter acquired including but not limited to:

                                    A.       all patents, patent applications,
                                             inventions and improvements owned
                                             by Debtor and listed on Schedule
                                             A attached hereto;

                                    B.       all copyrighted films owned by
                                             Debtor and listed on Schedule B
                                             attached hereto;

                                    C.       all cash, securities, deposits or
                                             cash equivalents;

                                    D.       all accounts receivable;

                                    E.       all real estate, furniture,
                                             fixtures and equipment;

                                    F.       all inventory, raw materials and
                                             work in process; and

                                    G.       all proceeds of any of the
                                             foregoing.


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                           1.3 The term "Event of Default" means the
occurrence of any one of the events set forth in Section 4 of this Agreement.

                           1.4 The term "Insolvency Proceeding" means and
includes any proceeding commenced by or against any person or entity under any provision of the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including, but not limited to, assignments for the benefit of creditors, formal or informal moratoriums, compositions or extensions generally with its creditors.

                           1.5 The term "Notes" means and refers to the Senior
Secured Convertible Promissory Notes in the original principal amounts as set forth below the names of each of the Secured Parties on the signature page hereof, executed by Debtor to the order of each of the Secured Parties (the "Notes") and any amendments, modifications, substitutions or restatements of the Notes.

                           1.6 The term "Obligations" means and refers to the
obligations evidenced by the Note and all Secured Party Expenses which Debtor is required to pay or reimburse by this Agreement.

                           1.7 The term "Secured Party Expenses" means and
includes: costs, fees (including reasonable attorneys' fees) and expenses incurred by Secured Party to correct any default or enforce any provision of this Agreement or the Note, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale and/or advertising to sell the Collateral, whether or not a sale is consummated.

                  2.       CREATION OF SECURITY INTEREST

                           2.1 Debtor hereby grants to each of the Secured
Parties a continuing first priority security interest in all of the Collateral in order to secure prompt repayment of any and all Obligations, which security interest is pari passu with the security interests granted to the holders of the other Notes.

                           2.2 Debtor shall execute and deliver to Secured
Party, concurrent with Debtor's execution of this Agreement, and at any time or times hereafter at the request of Secured Party, all financing statements, continuation financing statements, security agreements, assignments, applications for title, notices, letters of authority and all other documents that Secured Party may reasonably request, in form satisfactory to Secured Party, to perfect and maintain perfected Secured Party's security interest in the Collateral.

                  3.       EVENTS OF DEFAULT

                           Any one or more of the following events shall
constitute an Event of Default by Debtor under this Agreement:

                           3.1 Any Event of Default by Debtor under any of the
Notes;


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                           3.2 If Debtor, within five (5) days following
written notice to Debtor, fails to cure any default in payment, when due and payable or when declared due and payable, of all or any portion of the Obligations owing to any Secured Party; or

                           3.3 If Debtor, within thirty (30) days following
written notice to Debtor, fails to cure any breach of any term, provision, condition, covenant, agreement, warranty or representation contained in this Agreement.

                  4.       SECURED PARTY'S RIGHTS AND REMEDIES

                           4.1 Upon the occurrence of an Event of Default by
Debtor under this Agreement, any Secured Party who has been authorized by the prior written agreement of no less than three (3) of the four (4) Secured Parties (the "Agent") may, at its election, do any one or more of the following, all of which are authorized by Debtor:

                                    A. Declare all Obligations immediately due
and payable;

                                    B. Endorse Debtor's name on all
applications, documents, papers and instruments necessary or desirable for Debtor in its use of the Collateral;

                                    C. Take any other action with respect to
the Collateral as Secured Party deems in its best interest;

                                    D. Grant or issue any exclusive or
non-exclusive license under the Collateral;

                                    E. Assign, pledge, convey, or otherwise
transfer title in or dispose or any of the Collateral to anyone; and

                                    F. (i) Require Debtor to take such other
action as Agent may request to grant, perfect and protect the assignment to a purchaser at a foreclosure proceeding of all right, title and interest in and to the Collateral, and exercise Debtor's rights and remedies with respect to such assigned Collateral, and (ii) without notice, except as specified below, sell the Collateral or any part thereof in one or more parcels at a public or private sale, at any of the Agent's offices or elsewhere for cash, on credit, or for future delivery, and upon such other terms as Agent may deem commercially reasonable. Agent shall not be obligated to make any sales of the Collateral, regardless of any notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Agent may apply proceeds of the Collateral against the Obligations in such order and manner as Agent may elect.

                           4.2 Agent shall give notice of any action described
in Section 4.1 hereof as follows:


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                                    A. Agent shall give Debtor and each holder
of a security interest in the Collateral who has filed with Agent a written request for notice, a notice in writing of the occurrence of such Event of Default and the action which Agent intends to take as a result thereof;

                                    B. The notice shall be personally
delivered or mailed, postage prepaid, to Debtor as provided in Section 6 of this Agreement, at least fifteen (15) calendar days before the date fixed for the sale (if applicable), or at least fifteen (15) calendar days before the date on or after which a private sale or other disposition of the Collateral is to be made. Notice to persons other than Debtor claiming an interest in the Collateral shall be sent to such addresses as they have furnished to Agent;

                                    C. If Agent intends to make a public sale
of the Collateral, Agent shall also give notice of the time and place by publishing a notice one time at least fifteen (15) calendar days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held.

                           4.3 Debtor shall pay all Agent Expenses incurred in
connection with Agent's enforcement and exercise of any of its rights and remedies as herein provided.

                           4.4 Any deficiency which exists after disposition
of the Collateral as provided above will be paid by Debtor. Any excess will be returned to Debtor by Agent.

                           4.5 Agent's rights and remedies under this
Agreement and all other agreements shall be cumulative. No exercise by Agent of one right or remedy shall be deemed an election, and no waiver by Agent of any default on Debtor's part shall be deemed a continuing waiver. No delay by Agent shall constitute a waiver, election or acquiescence by it.

                  5.       NOTICES

                           All notices or demands by any party relating to the
Note or this Agreement shall be in writing and either personally served or sent by regular United States mail, postage prepaid, to Debtor or each of the Secured Parties at their respective addresses set forth below. The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this Section 5 shall be deemed received on the earlier of the date of actual receipt or three (3) days after the deposit thereof in the mail.

                  To the Secured Parties:

                                    Martin D. Shafiroff
                                    c/o Lehman Brothers
                                    3 World Financial Center
                                    21st Floor
                                    New York, New York 10285

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                                    Neil Flanzraich, Esq.
                                    c/o Heller, Erhman, White & McAuliff
                                    525 University Avenue
                                    Palo Alto, California 94301-1900

                                    York Capital Management, L.P.
                                    c/o Daniel Schwartz
                                    350 Park Avenue
                                    25th Floor
                                    New York, New York 10022

                                    Gerald M. Wetzler
                                    c/o American Film Technologies, Inc.
                                    300 Park Avenue
                                    17th Floor
                                    New York, New York 10022

                                    Robert L. Frome
                                    c/o Olshan Grundman Frome & Rosenzweig LLP
                                    505 Park Avenue
                                    New York, New York  10022

                                    Robert Eide Family Trust
                                    c/o Aegis Capital Corporation
                                    70 E. Sunrise Highway
                                    Valley Stream, New York  11581-1264

                                    Howard M. Lorber Irrevocable Trust
                                    c/o Robert Eide, Trustee
                                    70 E. Sunrise Highway
                                    Suite 415
                                    Valley Stream, New York  11581-1264

                  To the Debtor:

                                    American Film Technologies, Inc.
                                    c/o  Gerald M. Wetzler
                                    Chief Executive Officer
                                    300 Park Avenue
                                    17th Floor
                                    New York, New York 10022

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                           With a copy to:

                                    Barry L. Burten, Esq.
                                    Jeffer, Mangels, Butler & Marmaro LLP
                                    2121 Avenue of the Stars
                                    10th Floor
                                    Los Angeles, CA. 90067

or to such other address as the addressee shall have furnished to the other parties hereto in the manner prescribed by this section.

                  7.       CHOICE OF LAW

                           The validity of this Agreement, its construction,
interpretation and enforcement, and the rights of the parties hereunder and concerning the Collateral, shall be determined under, governed by, and construed in accordance with the laws of the State of California.

                  8.       GENERAL PROVISIONS

                           8.1 Successors and Assigns. This Agreement shall
bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Debtor may not assign this Agreement or any rights hereunder without each of the Secured Party's or the Agent's prior written consent.

                           8.2 Headings. Section headings and section numbers
have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

                           8.3 Severability. Each provision of this Agreement
shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

                           8.4 Amendment. This Agreement cannot be changed or
terminated orally. All prior agreements, understandings, representations, warranties and negotiations, if any, are merged into this Agreement.

                           8.5 Representation by Counsel. The parties hereto,
and each of them, represent and warrant that in executing this Agreement, they have had an opportunity to read and understand this Agreement and to discuss and review the Agreement and their legal rights and obligations with respect thereto and the subject matter thereof with independently selected legal counsel ("Counsel") and in negotiating and executing this Agreement have relied solely upon their own judgment, belief and knowledge, and on the advice and recommendations of Counsel concerning the nature, extent and duration of their rights and claims.

                           8.6 Construction, Interpretation. This Agreement
shall not be construed against the party preparing it. Accordingly, any uncertainty or ambiguity shall not be interpreted against any one party and any rule of construction that a document is to be construed against the drafting party shall not be applicable.

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                           8.7 Counterparts. This Agreement may be executed in
Counterparts, each of which, when so executed and delivered, shall be an original; however, such counterparts together shall constitute but one and the same Agreement.


                 [Remainder of page intentionally left blank.]



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                  IN WITNESS WHEREOF, the parties have executed this Security
Agreement as of the date first hereinabove written.

                                     DEBTOR:

                                     AMERICAN FILM TECHNOLOGIES,
                                     INC., a California corporation


                                     By:________________________________
                                     Name:______________________________
                                     Title:_____________________________


                                     SECURED PARTIES:

                                     YORK CAPITAL MANAGEMENT, L.P.


                                     By:________________________________
                                     Name:        Daniel Schwartz
                                     Its: General Partner
                                     $50,000.00


                                     -----------------------------------
                                     Neil Flanzraich
                                     $50,000.00


                                     -----------------------------------
                                     Martin D. Shafiroff
                                     $100,000.00


                                     ----------------------------------
                                     Gerald M. Wetzler
                                     $400,000.00


                                     ----------------------------------
                                     Robert L. Frome
                                     $36,000

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                                     ----------------------------------
                                     Robert Eide
                                     $10,000


                                     HOWARD M. LORBER IRREVOCABLE
                                     TRUST

                                     By:__________________________________
                                        Robert Eide, as Trustee
                                        $64,000

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                                  Schedule A

                        Patents and Patent Applications


Patent No. 4,984,072
Patent No. 5,093,717




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                                  Schedule B

                               Copyrighted Films



Terror By Night
Dressed to Kill
Woman in Green
Sherlock Holmes & the Secret Weapon
Outpost in Morocco
Gung Ho
Eternally Yours
The Scarlet Pimpernel
Black Dragons
Scared to Death
White Zombie